UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 717-426-1931

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On April 21, 2017, we notified the participants in the Donegal Mutual Insurance Company 401(k) Plan, or the Plan, that the Mercer Division of the Marsh & McLennan Companies, or Mercer, had advised us it would transfer its performance of certain recordkeeping services for the Plan to Transamerica Retirement Solutions, LLC. We further advised the participants in the Plan that because of the transfer by Mercer, a blackout period would begin at 3:00 p.m., local time, on May 24, 2017 and terminate during the week ending June 9, 2017, or the Blackout Period. We further notified the participants in the Plan that during the Blackout Period, participants in the Plan will be unable to effect certain transactions with respect to their Plan accounts, including moving assets from one fund to another or taking a distribution.

On April 24, 2017, we notified our directors and executive officers that during the Blackout Period they may not purchase, sell or otherwise acquire or transfer, directly or indirectly, any shares of our Class A common stock and Class B common stock, including the exercise of stock options. We provided this notice to our directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR of the Securities and Exchange Commission. Out of an abundance of caution, we also notified the directors of Donegal Mutual Insurance Company, the holder of 72.8% of the combined voting power of our outstanding Class A common stock and our outstanding Class B common stock, that the directors of Donegal Mutual Insurance Company should also comply with the trading restrictions during the Blackout Period.

We will advise all of the participants in the Plan of the actual date of termination of the Blackout Period.

A participant in the Plan may obtain, without charge, information regarding the Blackout Period, including the actual termination date of the Blackout Period, by contacting Jeffrey D. Miller, Executive Vice President and Chief Financial Officer, Donegal Group Inc., 1195 River Road, P.O. Box 302, Marietta, Pennsylvania 17547.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Notice dated April 24, 2017 to Directors and Executive Officers of Donegal Group Inc. and Directors of Donegal Mutual Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.

By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Executive Vice
President and Chief Financial Officer

Date: April 24, 2017